UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia,		V6E 3C9
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by City Office REIT, Inc. (the “Company”) on September 9, 2015 (the “Original Filing”) reporting the acquisition of the properties known as 190 Office Center, a 302,829 square foot Class A multi-tenant office property in a suburb of Dallas, Texas (“190 Office Center”), and Intellicenter, a 203,509 square foot multi-tenant Class A property in Tampa, Florida (“Intellicenter”) to include the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K. The Company originally referred to 190 Office Center as “Granite 190” in its public disclosures, but has chosen to refer to the property as 190 Office Center on a going forward basis. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired—190 Office Center

The following Statements of Revenues and Certain Expenses for 190 Office Center are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditors.

Statements of Revenues and Certain Expenses for the six months ended June 30, 2015 and the year ended December 31, 2014.

Notes to Statements of Revenues and Certain Expenses for the six months ended June 30, 2015 and the year ended December 31, 2014.

(a) Financial Statements of Property Acquired—Intellicenter

The following Statements of Revenues and Certain Expenses for Intellicenter are set forth in Exhibit 99.2, which is incorporated herein by reference.

Report of Independent Auditors.

Statements of Revenues and Certain Expenses for the six months ended June 30, 2015 and the year ended December 31, 2014.

Notes to Statements of Revenues and Certain Expenses for the six months ended June 30, 2015 and the year ended December 31, 2014.

(b) Pro Forma Financial Information

The following pro forma financial statements for the Company are set forth in Exhibit 99.3, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2015.

Unaudited Pro Forma Consolidated and Combined Statement of Operations for the six months ended June 30, 2015 and the year ended December 31, 2014.

Notes to Unaudited Pro Forma Consolidated and Combined Financial Statements.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description

99.1	Statements of Revenues and Certain Expenses for 190 Office Center for the six months ended June 30, 2015 and the year ended December 31, 2014.

99.2	Statements of Revenues and Certain Expenses for Intellicenter for the six months ended June 30, 2015 and the year ended December 31, 2014.

99.3	Unaudited Pro Forma Financial Information for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: November 3, 2015	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statements of Revenues and Certain Expenses for 190 Office Center for the six months ended June 30, 2015 and the year ended December 31, 2014.

99.2	Statements of Revenues and Certain Expenses for Intellicenter for the six months ended June 30, 2015 and the year ended December 31, 2014.

99.3	Unaudited Pro Forma Financial Information for the Company.